Exhibit 32.1


         CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of DOBI Medical International, Inc.(the "Company") on Form 10-QSB for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Phillip
C. Thomas, Chief Executive Officer, and Michael R. Jorgensen, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated May 14, 2004

                                        /s/ Phillip C. Thomas
                                        --------------------------------------
                                        Phillip C. Thomas
                                        Chief Executive Officer



                                        /s/ Michael R. Jorgensen
                                        --------------------------------------
                                        Michael R. Jorgensen
                                        Chief Financial Officer